OMB APPROVAL
	OMB Number:	3235-0578
	Expires:	March 31, 2019
UNITED STATES	Estimated average burden hours per response . . . . . . . . . . 10.5
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21852

Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN		55474
(Address of principal executive offices)		(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	February 28

Date of reporting period:	May 31, 2016

Item 1. Schedule of Investments.

Portfolio of Investments

Columbia Global Equity Value Fund

May 31, 2016 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 97.6%
CANADA 1.0%
Suncor Energy, Inc.	304,140	$8,409,471
CHINA 0.6%
58.Com, Inc., ADR (a)	86,228	4,660,623
FRANCE 6.0%
Aperam SA	122,366	4,876,913
AXA SA	470,018	11,808,565
BNP Paribas SA	220,906	12,231,795
Casino Guichard Perrachon SA	127,739	7,599,629
CNP Assurances	391,466	6,642,363
Sanofi	81,087	6,648,420
Total		49,807,685
GERMANY 2.6%
Allianz SE, Registered Shares	55,333	9,031,773
Covestro AG	154,889	6,567,774
Duerr AG	75,868	5,891,292
Total		21,490,839
IRELAND 1.0%
Medtronic PLC	108,172	8,705,683
ISRAEL 0.4%
Bezeq Israeli Telecommunication Corp. Ltd. (The), ADR	325,475	3,134,324
ITALY 0.6%
Ei Towers SpA	85,421	4,918,511
JAPAN 9.4%
Aozora Bank Ltd.	2,146,000	7,261,532
Daiichikosho Co., Ltd.	97,400	3,703,307
Fuji Heavy Industries Ltd.	201,900	7,477,686
Hoya Corp.	176,600	6,181,587
ITOCHU Corp.	759,300	9,457,412
KDDI Corp.	226,600	6,573,821
Mitsubishi UFJ Financial Group, Inc.	1,468,700	7,256,145
Nippon Telegraph & Telephone Corp.	171,600	7,510,102
Nishi-Nippon City Bank Ltd. (The)	2,764,000	5,201,411
ORIX Corp.	381,800	5,264,312
Starts Corp., Inc.	144,500	3,094,198
Sumitomo Mitsui Financial Group, Inc.	263,000	8,497,381
Total		77,478,894

Issuer	Shares	Value

Common Stocks (continued)
NETHERLANDS 1.6%
ING Groep NV-CVA	661,852	$8,244,108
Koninklijke Ahold NV	235,639	5,220,079
Total		13,464,187
NORWAY 1.7%
BW LPG Ltd.	1,918,137	9,627,830
Kongsberg Automotive ASA (a)	5,674,488	4,212,318
Total		13,840,148
SINGAPORE 1.3%
DBS Group Holdings Ltd.	990,800	11,149,182
SOUTH KOREA 0.9%
Hyundai Home Shopping Network Corp.	67,447	7,603,623
SPAIN 2.8%
ACS Actividades de Construccion y Servicios SA	248,374	8,193,878
Cellnex Telecom SAU	352,311	5,683,985
Endesa SA	456,964	9,395,992
Total		23,273,855
SWEDEN 2.3%
Hemfosa Fastigheter AB	745,019	7,725,865
Nordea Bank AB	1,193,779	11,585,224
Total		19,311,089
UNITED KINGDOM 7.4%
BHP Billiton PLC	766,874	9,141,075
BP PLC, ADR	219,503	6,892,394
Inchcape PLC	809,333	7,982,663
Intermediate Capital Group PLC	1,019,195	9,853,306
John Wood Group PLC	730,814	6,520,201
Paysafe Group PLC (a)	1,436,165	8,569,885
Royal Dutch Shell PLC, Class A	497,640	11,946,543
Total		60,906,067
UNITED STATES 58.0%
Aetna, Inc.	76,643	8,678,287
Alexion Pharmaceuticals, Inc. (a)	13,090	1,975,281
Alphabet, Inc., Class C (a)	12,026	8,847,769
Altria Group, Inc.	174,493	11,104,735
American Tower Corp.	112,600	11,910,828
AvalonBay Communities, Inc.	54,470	9,798,064
Bank of New York Mellon Corp. (The)	338,154	14,222,757
Berkshire Hathaway, Inc., Class B (a)	78,148	10,982,920

Issuer	Shares	Value

Common Stocks (continued)
UNITED STATES (CONTINUED)
BioMarin Pharmaceutical, Inc. (a)	23,570	$2,113,050
BlackRock, Inc.	41,140	14,968,789
Carlisle Companies, Inc.	101,920	10,581,334
Celgene Corp. (a)	18,740	1,977,445
Cisco Systems, Inc.	514,514	14,946,632
Citigroup, Inc.	182,618	8,504,520
Coach, Inc.	263,516	10,387,801
Comcast Corp., Class A	185,003	11,710,690
CVS Health Corp.	128,386	12,382,830
Delta Air Lines, Inc.	123,704	5,376,176
DISH Network Corp., Class A (a)	178,056	8,884,994
Eastman Chemical Co.	170,768	12,527,540
EOG Resources, Inc.	141,047	11,475,584
Exxon Mobil Corp.	285,173	25,386,100
Foot Locker, Inc.	141,290	7,900,937
General Electric Co.	281,289	8,503,366
Home Depot, Inc. (The)	83,134	10,983,664
Honeywell International, Inc.	82,874	9,433,547
Invesco Ltd.	325,470	10,219,758
Johnson & Johnson	36,976	4,166,825
JPMorgan Chase & Co.	366,011	23,889,538
Laboratory Corp. of America Holdings (a)	89,137	11,405,079
Lam Research Corp.	134,213	11,114,179
Lockheed Martin Corp.	37,510	8,860,987
MasterCard, Inc., Class A	92,804	8,899,904
Microsoft Corp.	230,605	12,222,065
Northrop Grumman Corp.	43,770	9,308,566
PepsiCo, Inc.	144,921	14,661,658
PG&E Corp.	190,452	11,442,356
Philip Morris International, Inc.	185,014	18,257,182
Public Storage	32,512	8,248,620
Red Hat, Inc. (a)	98,127	7,600,917
Schlumberger Ltd.	202,304	15,435,795
Thermo Fisher Scientific, Inc.	59,872	9,086,773
TJX Companies, Inc. (The)	130,463	9,930,844
United Parcel Service, Inc., Class B	88,900	9,164,701
Xylem, Inc.	243,558	10,877,300
Total		480,358,687
Total Common Stocks (Cost: $722,176,805)		$808,512,868

Issuer	Shares	Value

Convertible Preferred Stocks 1.4%
United States 1.4%
Hess Corp., 8.000%	149,000	$11,334,430
Total Convertible Preferred Stocks (Cost: $8,007,797)		$11,334,430

Warrants —%
UNITED STATES —%
HealthSouth Corp. (a)	2,580	$6,579
Total Warrants (Cost: $—)		$6,579

	Shares	Value

Money Market Funds 0.7%
Columbia Short-Term Cash Fund, 0.434% (b)(c)	6,097,185	$6,097,185
Total Money Market Funds (Cost: $6,097,185)		$6,097,185
Total Investments (Cost: $736,281,787) (d)		$825,951,062(e)
Other Assets & Liabilities, Net		2,421,611
Net Assets		$828,372,673

Investments in Derivatives
Forward Foreign Currency Exchange Contracts Open at May 31, 2016

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
BNP Paribas	07/25/2016	15,480,000 EUR	17,355,247 USD	99,228	—
BNP Paribas	07/25/2016	9,751,500,000 KRW	8,250,000 USD	66,678	—
BNP Paribas	07/25/2016	81,999,000 NOK	9,907,090 USD	106,701	—
BNP Paribas	07/25/2016	95,684,000 SEK	11,575,751 USD	79,636	—
BNP Paribas	07/25/2016	9,101,000 SGD	6,617,345 USD	14,492	—
BNP Paribas	07/25/2016	19,839,784 USD	27,522,000 AUD	12,394	—
BNP Paribas	07/25/2016	22,295,641 USD	28,917,000 CAD	—	(244,050)
BNP Paribas	07/25/2016	18,991,663 USD	18,748,000 CHF	—	(82,704)
BNP Paribas	07/25/2016	7,433,188 USD	5,067,000 GBP	—	(91,768)
Total				379,129	(418,522)

Notes to Portfolio of Investments

(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2016.
(c)

As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended May 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	6,592,599	54,960,346	(55,455,760)	6,097,185	8,829	6,097,185

(d)

At May 31, 2016, the cost of securities for federal income tax purposes was approximately $736,282,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized Appreciation	$106,764,000
Unrealized Depreciation	(17,095,000)
Net Unrealized Appreciation	$89,669,000

(e)	Investments are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Abbreviation Legend

ADR	American Depositary Receipt

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
KRW	Korean Won
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•              Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds).  Valuation adjustments are not applied to Level 1 investments.

•              Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•              Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2.  The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 of the Notes to Financial Statements in the most recent shareholder report.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.  Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions.  The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value.  This data is also used to corroborate, when available, information received from approved pricing vendors and brokers.  Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Canada	8,409,471	—	—	8,409,471
China	4,660,623	—	—	4,660,623
France	—	49,807,685	—	49,807,685
Germany	—	21,490,839	—	21,490,839
Ireland	8,705,683	—	—	8,705,683
Israel	3,134,324	—	—	3,134,324
Italy	—	4,918,511	—	4,918,511
Japan	—	77,478,894	—	77,478,894
Netherlands	—	13,464,187	—	13,464,187
Norway	—	13,840,148	—	13,840,148
Singapore	—	11,149,182	—	11,149,182
South Korea	—	7,603,623	—	7,603,623
Spain	—	23,273,855	—	23,273,855
Sweden	—	19,311,089	—	19,311,089
United Kingdom	6,892,394	54,013,673	—	60,906,067
United States	480,358,687	—	—	480,358,687
Total Common Stocks	512,161,182	296,351,686	—	808,512,868
Convertible Preferred Stocks	11,334,430	—	—	11,334,430
Warrants
United States	6,579	—	—	6,579
Investments measured at net asset value Money Market Funds	—	—	—	6,097,185
Total Investments	523,502,191	296,351,686	—	825,951,062
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	379,129	—	379,129
Liabilities
Forward Foreign Currency Exchange Contracts	—	(418,522)	—	(418,522)
Total	523,502,191	296,312,293	—	825,911,669

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.  These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.  The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

Item  2. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-Q is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	July 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	July 26, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	July 26, 2016